UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sale of Unregistered Equity Securities

On September 5, 2024, the Company closed on a Securities Purchase Agreement with E-Starts Money Co., a Delaware corporation (the “SPA” and “E-Starts”, respectively) dated August 28, 2024, under which E-Starts, purchased 1,000,000 shares of the Company’s common stock for $500,000, at a price of $0.50 per common share. Pursuant to the SPA, the shares issued to E-Starts will be subject to standard Rule 144 restrictions. E-Starts is controlled by William Tuorto, who also controls Empire Diversified Energy, Inc., a Delaware corporation (“Empire”). As previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on March 1, 2024 (the “March 8-K”), we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Empire under which Empire will merge with and into a subsidiary of the Company and Empire will become a wholly-owned subsidiary of the Company if the parties close the transaction contemplated by the Merger Agreement. There is no guarantee that the transactions contemplated by the Merger Agreement will close.

This summary is not a complete description of all of the terms of the SPA and the Merger Agreement, and is qualified in its entirety by reference to the full text of the SPA and the Merger Agreement. The form of the SPA is filed as Exhibit 10.1 hereto and the form of Merger Agreement is attached as Exhibit 2.1 to the March 8-K, both of which are incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information contained in Item 1.01 is incorporated herein by reference. The Company relied on the exemption provided for under Section 4(a)(2) for the issuance of common shares pursuant to the SPA, and E-Starts is an accredited investor and familiar with the Company’s operations.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated August 28, 2024 by and between the Company and E-Starts, as Buyer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: September 11, 2024	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer

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